---------------------------------------------------------------------------




                    SECURITIES AND EXCHANGE COMMISSION


                          Washington, D.C. 20549


                                 Form 8-K


                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

                     Date of Report: October 30, 1998

                     Home Equity Securitization Corp.
---------------------------------------------------------------------------
          (Exact name of registrant as specified in its charter)



          North Carolina                333-44409          56-2064715
------------------------------      ----------------   -------------------
 (State or Other Jurisdiction of    (Commission File    (I.R.S. Employer
          Incorporation)                 Number)       Identification No.)

     301 South College Street
    Charlotte, North Carolina                              28202-6001
 -----------------------------                       -------------------
 Address of Principal Executive                            (Zip Code)
            Offices)

    Registrant's telephone number, including area code (704) 374-4868
                                                       --------------------

                                No Change
---------------------------------------------------------------------------
      (Former name or former address, if changed since last report)

---------------------------------------------------------------------------

      Item 5.     Other Events
                  --------------------------------------------------------------

                  Home Equity Securitization Corp. has previously registered the offer and sale of its First Greensboro Home Equity Asset-Backed Notes, Series 1998-1 (the "Notes").


                  The following exhibit which relates specifically to the Notes is included with this Current Report:


      Item 7(c).  Exhibits
                  --------------------------------------------------------------

                  10.1 Monthly Payment Date Statement distributed to Noteholders, dated October 26, 1998.

                                   SIGNATURES


            Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                        HOME EQUITY SECURITIZATION CORP.
                              as Depositor and on behalf of First Greensboro Home Equity Loan Trust 1998-1
                        Registrant


                                    By: /s/ WALLACE M. SAUNDERS
                                        -------------------------------------
                                        Name:  Wallace Saunders
                                        Title: Assistant Vice President




Dated: October 29, 1998

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------


Exhibit 10.1.     Monthly Payment Date Statement distributed to
                  Noteholders, dated October 26, 1998.